Supplement to the
PAS International Fidelity Fund of Funds® and
PAS U.S. Opportunity
Fidelity Fund of Funds®
April 29, 2008
Prospectus

The following information replaces similar information found under the heading "Buying and Selling Shares" in the "Shareholder Information" section on page 13.

The funds are managed exclusively for certain clients of Strategic Advisers.

The following information replaces the biographical information for Robert Vick found under the heading "Fund Management" in the "Fund Services" section on page 16.

Xuehai En is manager of PAS U.S. Opportunity Fidelity Fund of Funds, which he has managed since October 2008. Mr. En also manages other Fidelity funds and serves as a manager for Fidelity Retirement Plan Manager®, a Strategic Advisers discretionary mutual fund asset allocation service. Since joining Fidelity Investments in 1994, Mr. En has served as a portfolio strategist and a senior quantitative analyst for Strategic Advisers.

PFFOF-08-01 October 10, 2008 1.880424.100